                                                                  Exhibit 10.28


                               GUARANTY AGREEMENT

                                 DEFINED TERMS

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EXECUTION DATE: As of NOVEMBER 25, 1998.
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Loan:    A first deed of trust loan in the amount of $21,500,000.00 from Lender to Borrower
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Guarantor & Address:          THE WASHINGTON CORPORATION,
                              a Maryland corporation
                              4650 East-West Highway, Suite 251
                              Bethesda, MD 20814
                              Attention: William N. Demas
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Borrower & Address:           ARLINGTON SQUARE LIMITED PARTNERSHIP,
                              a Virginia limited partnership
                              c/o The Washington Corporation,
                              a Maryland corporation
                              4650 East-West Highway, Suite 251
                              Bethesda, MD 20814
                              Attention: William N. Demas
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Lender & Address:             Metropolitan Life Insurance Company,
                              a New York corporation
                              200 Park Avenue, 12th Floor
                              New York, New York 10 166
                              Attention: Senior Vice-President
                                         Real Estate Investments

                     and:     Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, New York 10010-3690
                              Attention:  Vice-President and Investment Counsel
                                          Real Estate Investments
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NOTE: Promissory Note executed by Borrower in favor of Lender in the amount of the Loan dated as of the Execution Date, together with all extensions, renewals, modifications, restatements and amendments thereof.
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DEED OF TRUST: Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date and executed by Borrower to secure repayment of the Note, together with all extensions, renewals, modifications, restatements and amendments thereof. The Deed of Trust will be recorded in the records of the County in which the Property (defined below) is located.
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


         THIS GUARANTY AGREEMENT is entered into by Guarantor as of the Execution Date in favor of Lender. Capitalized terms which are not defined in this Agreement shall have the respective meanings set forth in the Deed of Trust.

                                 R E C I T A L S

         A. Lender will loan to Borrower the Loan to be evidenced by the Note. Payment of the Note is secured by the Deed of Trust which encumbers Borrower's interest in the real property described in EXHIBIT A attached to the Deed of Trust (the "LAND") and Borrower's interest in certain other property more particularly described in the Deed of Trust and referred to in this Agreement as the "PROPERTY"; and

         B. Lender is willing to make the Loan to Borrower only if Guarantor agrees to guaranty payment of the Guaranteed Obligations (defined below) to Lender in the manner hereinafter provided.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Obligations (as defined below), this Guaranty Agreement being upon the following terms:

                  1. The term "INDEBTEDNESS" as used herein shall mean all obligations, indebtedness and liabilities of Borrower to Lender evidenced by the Note and the other Loan Documents.

                  2. The term "GUARANTEED OBLIGATIONS" as used herein means:

                           (a) The prompt and complete payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all or any portion of the Indebtedness as to which Borrower has recourse or personal liability pursuant to Section 9.01 of the Deed of Trust (collectively, the "PERFORMANCE SUMS"); plus

                           (b) The prompt payment of interest at the Default Rate (as defined in the Note) which accrues on the Performance Sums from the date of written demand for payment under this Guaranty Agreement from Lender to Guarantor until the Performance Sums are paid in full; plus

                           (c) The prompt payment upon demand of all costs and expenses of any collection or other realization under, this Guaranty Agreement, including reasonable compensation to Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith.

                                       2

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                  3. This instrument is an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Obligations. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or which Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent beneficiary of this Guaranty Agreement or any portion of the Indebtedness.

                  4. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be in addition to any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy, the rights and remedies hereunder being cumulative and not exclusive of any remedies provided at law or elsewhere.

                  5. In the event of default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations are due to be paid or performed by Borrower, Guarantor shall promptly pay or perform the Guaranteed Obligations then due and payable or to be performed without notice or demand, and it shall not be necessary for Lender, in order to enforce such payment by Guarantor of the Guaranteed Obligations, first to institute suit or exhaust its remedies against Borrower or others, or to enforce any rights against any collateral which shall ever have been given to secure such Indebtedness. Without limiting any other provisions of this Guaranty Agreement, Guarantor acknowledges and agrees that, to the extent Lender realizes any proceeds under any documents which secure the Indebtedness (including, without limitation, voluntary payments, insurance or condemnation proceeds or proceeds from the sale at foreclosure of any collateral securing the Indebtedness), such proceeds shall, to the extent permitted by law, not be applied to or credited against the Guaranteed Obligations. FURTHER, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY AGREEMENT, GUARANTOR HEREBY IRREVOCABLY AGREES THAT, UNTIL PAYMENT IN FULL TO LENDER OF THE INDEBTEDNESS AND PAYMENT AND PERFORMANCE OF THE GUARANTEED OBLIGATIONS, GUARANTOR SHALL HAVE NO RIGHT TO RECOVER FROM BORROWER ANY CLAIMS GUARANTOR HAS OR MIGHT HAVE AGAINST BORROWER (AS SUCH TERM "CLAIM" IS DEFINED IN THE UNITED STATES BANKRUPTCY CODE 11 U.S.C.
SECTION 101(5) AS AMENDED FROM TIME TO TIME) IN CONNECTION WITH PAYMENTS MADE BY OR ON BEHALF OF GUARANTOR TO LENDER UNDER THIS GUARANTY AGREEMENT INCLUDING, WITHOUT LIMITATION, ALL RIGHTS GUARANTOR MAY NOW OR HEREAFTER HAVE UNDER ANY AGREEMENT OR AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, ANY LAW SUBROGATING GUARANTOR TO THE RIGHTS OF LENDER) TO ASSERT ANY CLAIM AGAINST OR SEEK CONTRIBUTION, INDEMNIFICATION OR ANY OTHER FORM OF REIMBURSEMENT FROM BORROWER OR ANY OTHER PARTY LIABLE FOR PAYMENT OF ANY OR ALL OF THE INDEBTEDNESS.

                  6. If acceleration of the time for payment by Borrower of all or any portion of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, the

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

Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

                  7. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Indebtedness; (b) the full or partial release of Borrower or any other guarantor from liability for any or all of the Indebtedness or the Guaranteed Obligations; (c) the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower or any other party ever liable for any or all of the Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Obligations from Borrower or Guarantor or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Indebtedness or any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Indebtedness or the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Indebtedness or the Guaranteed Obligations; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Indebtedness or the Guaranteed Obligations; (j) the non-perfection of any security interest or lien securing any or all of the Indebtedness; (k) any impairment of any collateral securing any or all of the Indebtedness; (l) any change in the corporate existence, structure, or ownership of Borrower; (m) the application against the Indebtedness of the proceeds realized by Lender under any documents which secure the Indebtedness (including, without limitation, voluntary payments, insurance or condemnation proceeds or proceeds from the sale at foreclosure of any collateral securing the Indebtedness), except as provided in SECTION 5 of this Guaranty Agreement; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor, or any other party liable for any or all of the Indebtedness or the Guaranteed Obligations.

                  8. Guarantor represents and wan-ants to Lender as follows:

                           (a) Guarantor has the power and authority and
legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

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                           (b) The execution, delivery, and performance by
Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or his properties are bound.

                           (c) No authorization, approval, or consent of, and
no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                           (d) The value of the consideration received and to
be received by Guarantor as a result of Lender making extensions of credit to Borrower and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and such extensions of credit have benefited and may reasonably be expected to benefit Guarantor directly and indirectly.

                           (e) Guarantor has, independently and without
reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

                  9. Guarantor covenants and agrees that, as long as the Indebtedness or the Guaranteed Obligations or any part thereof is outstanding or not fully satisfied:

                           (a) Guarantor will furnish to Lender as soon as
available, and in any event within ninety (90) days after the end of each fiscal year, beginning with the fiscal year ending December 31, 1998, (i) a copy of the audited financial statements of Guarantor for such fiscal year and (ii) a certificate of Guarantor to Lender (A) stating that no default under this Guaranty Agreement and no event which with notice or lapse of time or both would be a default under this Guaranty Agreement has occurred and is continuing, or if in Guarantor's opinion a default under this Guaranty agreement has occurred and is continuing, a statement as to the nature thereof and (B) disclosing and certifying as to all material changes in Guarantor's debt or net worth or otherwise certifying that there has been no material change in Guarantor's personal debt or net worth since the previous financial statement delivered to Lender.

                           (b) Guarantor will furnish promptly to Lender
written notice of the occurrence of any default under this Guaranty Agreement.

                           (c) Guarantor will furnish promptly to Lender such
additional information concerning Guarantor as Lender may reasonably request.

                           (d) Guarantor will obtain at any time and from
time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

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                  (e) Except for transfers permitted under the Note and the
other Loan Documents, Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage interest in Borrower, if any, as Guarantor owns directly or indirectly on the date hereof.

                   10. (a) From and after the occurrence of an Event of Default, Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the payment of the Guaranteed Obligations. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Indebtedness or the Guaranteed Obligations in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "SUBORDINATED INDEBTEDNESS" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor; PROVIDED, HOWEVER, that the term "Subordinated Indebtedness" shall not mean or include any distributions by Borrower to its partners pursuant to the limited partnership agreement of Borrower at any time when no Event of Default exists.

                  (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment Hens, charges, or other encumbrances upon Borrower's assets securing payment of the Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender until the Indebtedness has been paid in full, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on any assets of Borrower.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions,

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

and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Obligations in such order and manner as Lender may determine in its sole discretion. Guarantor hereby appoints Lender as Guarantor's attorney-in-fact, which appointment is coupled with an interest and is irrevocable and with full power of substitution, to enable Lender to act in the place of Guarantor with respect to (i) any claim under the Subordinated Indebtedness or (ii) the receipt of any such dividends, distributions and payments.

                           (d) Guarantor agrees that all promissory notes,
accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                  11. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                  12. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including, without limitation, Guarantor), with respect to any of the Indebtedness shall, if the statute of limitations in favor of Guarantor against Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  13. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the portion of the Indebtedness so assigned, may be transferred with such Indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

                  14. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making the Loan to Borrower and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making the Loan to Borrower. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

                  15. This Guaranty Agreement is executed and delivered as an incident to a lending transaction negotiated, consummated, and performable in Arlington County, Virginia, and shall be governed by, and construed and entered in accordance with the laws of the Commonwealth of Virginia, without regard to conflict of laws principles. Any action or proceeding against Guarantor under or in connection with this Guaranty Agreement may be brought in any state or federal court in Arlington County, Virginia. Guarantor hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and
(b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or

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

that such court is an inconvenient forum. Guarantor agrees that service of process and/or notice upon it may be made by certified or registered mail, return receipt requested, at its address specified on the first page hereof Nothing herein shall affect the right of Lender to serve process in any other matter permitted by law or shall limit the right of Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor's property in courts in other jurisdictions. Any action or proceeding by Guarantor against Lender shall be brought only in a court located in Arlington County, Virginia.

                  16. Guarantor hereby waives promptness, diligence, notice of any default under the Indebtedness or of Borrower's failure to pay or perform the Guaranteed Obligations, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Indebtedness and this Guaranty Agreement. Guarantor waives all rights accorded to it under Sections 49-25 and 49-26 of the Virginia Code.

                  17. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

                  18. In case any one or more of the provisions contained in this Guaranty Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  19. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF PAYMENT AND PERFORMANCE OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty Agreement under seal as of the Execution Date.



WITNESS:                          THE WASHINGTON CORPORATION,
                                   a Maryland corporation

                                  By:  William N. Demas             [SEAL]
----------------------               -------------------------------
                                     NAME:  William N. Demas
                                     TITLE: President

STATE OF District of  )
                      )ss:
COUNTY OF Columbia    )

         On this 24th day of November, 1998, before me personally came William Demas to me known, being duly sworn, did depose and say that he/she is the President of The Washington Corporation, a Maryland corporation, the corporation described in and which executed the within instrument as Guarantor, and that he/she signed his/her name thereto in such capacity of said corporation.

                                  Veronica Jenkins
                                  ------------------------------
                                  Notary Public



My Commission Expires:
                        ----------------------
          [SEAL]

                                VERONICA JENKINS
                       NOTARY PUBLIC, DISTRICT OF COLUMBIA
                      My Commission Expires April, 30 2003

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

         Parcel A, ARLINGTON SQUARE, as duly dedicated, platted, and recorded in Deed Book 2210, page 994, among the land records of Arlington County, Virginia.


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